DATE:    8/8/03

TO:      All Media

FROM:    Standard Management
         10689 N. Pennsylvania Street
         Indianapolis, Indiana 46280

CONTACT: Michael B. Berry
         Investor Relations
         Phone: 317-574-2865

SUBJECT: Standard Management Reports Second Quarter 2003 Earnings

                        Net Income $.13 Per Diluted Share

(Indianapolis, IN) Standard Management Corporation (the "Company", "Standard Management", or "SMAN"; Nasdaq: SMAN, www.SMAN.com) reported net income of $1.0 million or $.13 per diluted share for the quarter ended June 30, 2003.

HIGHLIGHTS

          * Income from continuing operations increased to $.13 per diluted share for the current quarter, up from a loss of $.48 per diluted share from the prior year comparable quarter

          * SMAN's traditionally reported book value continues to strengthen moving from $9.62 per diluted share at year-end 2002 to $10.19 per diluted share at the current quarter-end.

COMMENTS

Ronald D. Hunter, Chairman, Standard Management Corporation stated, "Our Financial Services segment remains strong; maintaining market share and protecting the integrity of the sales force and product line. Annuity sales remain strong, considering that the additional crediting rate adjustments and commission rate adjustments will continue to impact our insurance business."

Mr. Hunter continued, addressing the health services segment, "The segment completed two strategic initiatives, launching its institutional pharmacy product line from its Indiana hub and by acquiring the MyDoc application solution from Roche Diagnostics, which will be a key component in its enabling technology."

INCOME FROM CONTINUING OPERATIONS

For the quarter ended June 30, 2003, income from continuing operations was $1.0 million, or $.13 per diluted share, compared to a loss of $3.9 million, or $.48 per diluted share for the second quarter of 2002.

FINANCIAL SERVICES: Net income for the current quarter was $3.9 million, or $.47 per diluted share, compared to a $3.9 million net loss, or $.48 per diluted share. The current period net income included net realized investment gains of $3.0 million, or $.36 per diluted share, while the comparable prior year quarter included a net realized investment loss of $5.7 million, or $.70 per diluted share. The current quarter as compared to the prior year quarter was negatively affected by reduced spread income of $.16 per diluted share due to the decline in the net investment income yield, which has declined faster than we were able to reduce credited rates, and increased legal expenses of $.02 per diluted share. The prior year quarter was negatively affected by a net $.20 per diluted share for reserve strengthening and positively impacted by $.17 per diluted share from a lower effective tax rate resulting from the use of tax loss carryforwards.

HEALTH SERVICES: Current period net loss per diluted share was $.11, compared to a $.01 loss for the comparable prior year period. The current period loss included additional expenses associated with the continued development of U. S. Health Service's operating platform and infrastructure.

OTHER SERVICES: Current period net loss per diluted share was $.23, compared to the prior period net income of $.01 per diluted share. The prior period was positively impacted by $.12 per diluted share from a lower effective tax rate resulting from the use of tax loss carryforwards.

ASSETS

Total assets increased 11% to $1.91 billion at June 30, 2003, up from $1.72 billion at year-end 2002.

At June 30, 2003 the average portfolio quality was an Aa3 Moody's rating, the same as our year-end average rating. However, the ratio of high yield bonds to total bonds was reduced from 3.5% at December 31, 2002 to 1.6% at the current quarter end.

SHAREHOLDERS' EQUITY/BOOK VALUE

Shareholders' equity, excluding unrealized investment gains and losses, was $83.0 million at June 30, 2003 compared to $76.0 million at December 31, 2002. Diluted book value per share, excluding unrealized investment gains and losses, was $10.19 per share at June 30, 2003 compared to $9.62 per share at December 31, 2002.

Shareholders' equity as reported in the consolidated balance sheet was $102.1 million at June 30, 2003 compared to $87.7 million at December 31, 2002. Diluted book value per share was reported as $12.53 at June 30, 2003 compared to $11.10 at December 31, 2002.



Other Services: Consists of revenues and expenses primarily related to corporate operations and financing costs.

Standard Management is a financial holding company headquartered in Indianapolis, IN. Information about the company can be obtained by calling the Investor Relations Department at 317-574-2865 or via the Internet at http://www.SMAN.com.

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 37A of the Securities Exchange Act of 1934, including statements regarding the company's hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements include, but are not limited to, expectation of growth rates, new business, and acquisitions.

                 STANDARD MANAGEMENT CORPORATION (NASDAQ: SMAN)
           (Unaudited, dollars in thousands, except per share amounts)
                  CONDENSED CONSOLIDATED FINANCIAL INFORMATION

                                                                    Three Months Ended                      Year to Date
                                                                         June 30                              June 30
                                                              -------------------------------       ------------------------------
                                                                  2003               2002               2003               2002
                                                              -----------        -----------        -----------        -----------
RESULTS OF OPERATIONS

     Revenues                                                 $    40,388        $     8,321        $    72,822        $    28,782
                                                              ===========        ===========        ===========        ===========

     Income (loss) from continuing operations:
              Financial Services                              $     3,895        $    (3,925)       $     8,116        $    (1,459)
              Health Services                                        (924)               (42)            (1,479)               (44)
              Other Services                                       (1,939)               104             (3,595)              (869)
                                                              -----------        -----------        -----------        -----------
     Income (loss) from continuing operations                       1,032             (3,863)             3,042             (2,372)

     Income from discontinued operations                               --                556                 --              1,068
     Gain on sale of discontinued operations                           --              4,210                 --              4,210

     Cumulative effect of accounting change
       for goodwill impairment                                         --                 --                 --             (1,212)
                                                              -----------        -----------        -----------        -----------
     Net income                                               $     1,032        $       903        $     3,042        $     1,694
                                                              ===========        ===========        ===========        ===========

PER SHARE DATA (DILUTED)

     Income (loss) from continuing operations:
              Financial Services                              $      0.47        $     (0.48)       $      1.02        $     (0.17)
              Health Services                                       (0.11)             (0.01)             (0.18)             (0.01)
              Other Services                                        (0.23)              0.01              (0.46)             (0.11)
                                                              -----------        -----------        -----------        -----------
     Income (loss) from continuing operations                        0.13              (0.48)              0.38              (0.29)

     Income from discontinued operations                               --               0.07                 --               0.13
     Gain on sale of discontinued operations                           --               0.52                 --               0.52

     Cumulative effect of accounting change
       for goodwill impairment                                         --                 --                 --              (0.15)
                                                              -----------        -----------        -----------        -----------
     Net income                                               $      0.13        $      0.11        $      0.38        $      0.21
                                                              ===========        ===========        ===========        ===========

     Weighted average shares outstanding                        8,057,089          7,613,479          7,963,694          7,610,705
     Weighted average shares outstanding (Diluted)              8,165,470          8,164,404          8,032,754          8,016,260


                                                                     June 30        December 31
BALANCE SHEET                                                          2003             2002
                                                                   -----------      -----------
                                                                                    (Audited)
     Total assets                                                  $ 1,908,817      $ 1,715,147
     Senior and subordinated debt                                       15,250           13,000
     Trust preferred securities                                         20,700           20,700
     Shareholders' equity:
              Excluding unrealized gain on securities                   83,036           75,995
              As reported                                              102,065           87,734
     Book value per share (Diluted) (1):
              Excluding unrealized gain on securities                  $ 10.19           $ 9.62
              As reported                                                12.53            11.10

(1) Considers conversion of options and warrants using the treasury stock method and stock price as of respective balance sheet date.

                STANDARD MANAGEMENT CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                                                               JUNE 30             December 31
                                                                                                 2003                  2002
                                                                                             -----------           -----------
                                                                                             (UNAUDITED)            (Audited)
                                                   ASSETS

Investments:
  Securities available for sale:
    Fixed maturity securities at fair value (amortized cost $1,561,242 in 2003
      and $1,350,961 in 2002) .....................................................          $ 1,608,387           $ 1,379,792
  Mortgage loans on real estate ...................................................                4,672                 6,348
  Policy loans ....................................................................               12,470                12,722
  Real estate .....................................................................                1,006                 1,252
  Equity-indexed call options .....................................................               11,882                 3,904
  Short-term investments ..........................................................                  650                   713
  Other invested assets ...........................................................                  981                 1,076
                                                                                             -----------           -----------
      Total investments ...........................................................            1,640,048             1,405,807
Cash and cash equivalents .........................................................               14,450                60,197
Accrued investment income .........................................................               16,252                16,255
Amounts due and recoverable from reinsurers .......................................               37,341                38,951
Deferred policy acquisition costs .................................................              157,513               153,954
Present value of future profits ...................................................               11,442                14,949
Goodwill ..........................................................................               10,910                 6,417
Property and equipment (less accumulated depreciation of $4,485 in 2003 and
  $3,903 in 2002) .................................................................               12,837                12,832

Other assets ......................................................................                8,024                 5,785
                                                                                             -----------           -----------
      Total assets ................................................................          $ 1,908,817           $ 1,715,147
                                                                                             ===========           ===========

                                   LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
  Insurance policy liabilities ....................................................          $ 1,744,486           $ 1,570,348
  Accrued expenses and other payables .............................................                6,754                 5,561
  Obligations of capital lease ....................................................                  618                   804
  Mortgage payable ................................................................                6,881                 6,757
  Notes payable ...................................................................               15,250                13,000
  Current income taxes ............................................................                1,246                 3,811

  Deferred federal income taxes ...................................................               10,817                 6,432
                                                                                             -----------           -----------
      Total liabilities ...........................................................            1,786,052             1,606,713
                                                                                             -----------           -----------

Company-obligated trust preferred securities ......................................               20,700                20,700
Shareholders' Equity:
  Preferred stock, no par value:
    Authorized 870,000 shares; none issued and outstanding ........................                   --                    --
  Common stock and additional paid in capital, no par value:
    Authorized 20,000,000 shares; issued 9,572,167 in 2003
    and 9,369,752 in 2002 .........................................................               67,856                63,857
  Treasury stock, at cost, 1,515,078 shares in 2003 and 2002 ......................               (7,671)               (7,671)
  Accumulated other comprehensive income ..........................................               19,029                11,739

  Retained earnings ...............................................................               22,851                19,809
                                                                                             -----------           -----------
      Total shareholders' equity ..................................................              102,065                87,734
                                                                                             -----------           -----------
      Total liabilities and shareholders' equity ..................................          $ 1,908,817           $ 1,715,147
                                                                                             ===========           ===========

                STANDARD MANAGEMENT CORPORATION AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                    Three Months Ended                  Six Months Ended
                                                                          June 30                            June 30
                                                                --------------------------           --------------------------
                                                                  2003              2002               2003             2002
                                                                --------          --------           --------          --------
Revenues:
     Premium income ..................................          $  2,424          $  1,838           $  4,301          $  4,222
     Net investment income ...........................            20,623            18,493             41,769            35,644
     Call option gains (losses) ......................             6,087            (5,598)             2,989            (6,991)
     Net realized investment gains (losses) ..........             8,347            (8,624)            18,274            (8,898)
     Policy income ...................................             2,740             1,946              4,973             3,723

     Fees and other income ...........................               167               266                516             1,082
                                                                --------          --------           --------          --------
         Total revenues from continuing operations ...            40,388             8,321             72,822            28,782

Benefits and expenses:
     Benefits and claims .............................             3,246             2,482              5,600             4,774
     Interest credited to interest-sensitive annuities
       and other financial products ..................            21,123            10,240             32,774            18,133
     Amortization ....................................             8,010             2,140             17,889             6,128
     Commission expenses .............................                 6              (174)                74               403
     Other operating expenses ........................             5,466             2,390              9,876             5,115

     Interest expense and financing costs ............               988             1,123              2,013             2,234
                                                                --------          --------           --------          --------
         Total benefits and expenses from continuing
           operations ................................            38,839            18,201             68,226            36,787

Income (loss) before federal income taxes ............             1,549            (9,880)             4,596            (8,005)

Federal income tax expense (benefit) .................               517            (6,017)             1,554            (5,633)
                                                                --------          --------           --------          --------
Income (loss) from continuing operations .............             1,032            (3,863)             3,042            (2,372)

Discontinued operations:
     Income from  discontinued  operations (less
       taxes of $0, $285, $0, and $550) ..............                --               556                 --             1,068
     Gain from the sale of discontinued operations
       (less taxes of $0, $2,169, $0 and $2,169) .....                --             4,210                 --             4,210

                                                                --------          --------           --------          --------
Total discontinued operations ........................                --             4,766                 --             5,278

Cumulative effect of accounting change for
  goodwill impairment ................................                --                --                 --            (1,212)
                                                                --------          --------           --------          --------
Net income ...........................................          $  1,032          $    903           $  3,042          $  1,694
                                                                ========          ========           ========          ========